Supplement to the
Fidelity® Balanced
Fund
September 29, 2003
Prospectus

Shareholder Meeting. On or about March 24, 2004, a meeting of the shareholders of Fidelity Balanced Fund will be held to vote on various proposals. Shareholders of record on January 26, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the biographical information for Kevin Grant found in the "Fund Management" section on page 19.

George Fischer is Vice President of Fidelity Balanced Fund and manager of its bond investments, which he has managed since March 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and manager.

BAL-04-02	March 1, 2004
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